Share Buyback	12 Months Ended
Dec. 31, 2022
Disclosure Of Share Buyback [Abstract]
Share Buyback
24. Share Buyback
On 10 February 2022, we announced a share buyback programme of up to €3 billion to be completed over 2022 and 2023. During 2022, we completed two tranches and repurchased 34,217,605 ordinary shares which are held by Unilever as treasury shares. Consideration paid for the repurchase of shares including transaction costs was €1,509 million which is recorded within other reserves.